UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT
August 25, 2008

Commission file number 1-8572

TRIBUNE COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-1880355 (I.R.S. Employer Identification No.)

435 North Michigan Avenue Chicago, Illinois (Address of principal executive offices)	60611 (Zip code)

Registrant’s telephone number, including area code:  (312) 222-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 6, 2008, Tribune Company issued a press release announcing a conference call with its lender group to be held on August 26, 2008.  Further, on August 13, 2008, Tribune Company issued a press release containing earnings information for the quarter ended June 29, 2008.  Copies of the August 6, 2008 and August 13, 2008 press releases are being furnished as exhibits hereto.

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 -	Press Release of Tribune Company dated August 6, 2008

Exhibit 99.2 -	Press Release of Tribune Company dated August 13, 2008 (incorporated by reference to Exhibit 99 to the Current Report on Form 8-K dated August 13, 2008)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUNE COMPANY

Date: August 25, 2008	By:	/s/ David P. Eldersveld
Name: David P. Eldersveld
Title: Vice President/Deputy General Counsel and Secretary